Taxes (Details) - Schedule of Deferred Tax Assets - USD ($)	Sep. 30, 2023	Sep. 30, 2022	Sep. 30, 2021
Deferred tax assets:
Net operating loss carry-forwards	$ 5,049	$ 107,661
Inventory written down	144,106	134,626
Allowance for doubtful accounts	19,008	17,173
Total	168,163	259,460
Valuation allowance	(15,688)	(14,248)	$ (13,636)
Total deferred tax assets, net	$ 152,475	$ 245,212